SECOND AMENDMENT
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 27, 1999, is entered into by and among FERRELLGAS, L.P., a Delaware limited partnership (the "Borrower"), FERRELLGAS, INC., a Delaware corporation and the sole general partner of the Borrower (the "General Partner"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity, the "Administrative Agent"), and amends that certain Second Amended and Restated Credit Agreement, dated as of July 2, 1998 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the General Partner, the Administrative Agent and the Banks from time to time party to the Credit Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

                                     RECITAL

                  The Borrower has requested that the Banks amend Sections 6.20,
7.13 and 8.20 of the Existing Credit Agreement, and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 2:

                  (a) Section 6.20(b) of the Existing Credit Agreement is hereby amended by deleting the reference therein to "one year" and substituting in lieu thereof "two years."

     (b) Section 7.13 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                           "The Borrower and its Affiliates shall comply with the Borrower's trading position policy and supply inventory position policy as in effect on March 31, 1999, 1999; provided, however, that the Borrower and its Affiliates may, during any period of four consecutive fiscal quarters, (a) increase the stop loss limit specified in either the trading position or supply inventory position policy by up to 100% of the amount of such limit as in effect on July 5, 1994 and
         (b) increase the volume limit specified in either of such policies on the number of barrels of a single product or of all products in the aggregate by up to 100% of each such number as in effect on July 5, 1994."

                  (c) Section 8.20(b) of the Existing Credit Agreement is hereby amended by deleting the reference therein to "one year" and substituting in lieu thereof "two years."

                  SECTION 2. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

     (a) On or before the Amendment Effective Date, the Administrative Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Borrower, the General Partner, the Majority Banks and the Administrative Agent.

                           (b) On or before the Amendment  Effective  Date,  the
Administrative Agent and the Banks shall have received a copy of the Borrower's trading position policy and supply inventory position policy as in effect on March 31, 1999.

                           (c) On or before the Amendment  Effective  Date,  all
corporate, partnership and other proceedings taken
or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

                           (d) The  representations  and warranties set forth in
this Amendment shall be true and correct as of the Amendment Effective Date.

                  SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower and the General Partner represent and warrant to the Administrative Agent and each Bank as of the Amendment Effective Date as follows:

     (a) Power and Authority. The Borrower and the General Partner have all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement").

     (b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the General Partner and the performance of the Amended Credit Agreement by the Borrower and the General Partner have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower and the General Partner.

                           (c)  Enforceability.  The  Amended  Credit  Agreement
constitutes the legal, valid and binding obligation of the Borrower and the General Partner enforceable against the Borrower and the General Partner in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower and the General Partner hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (d) No Conflict. The execution and delivery by the Borrower and the General Partner of this Amendment and the performance by the Borrower and the General Partner of the Amended Credit Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower or the General Partner, as the case may be, or their respective properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower or the General Partner, as the case may be, or any material agreement, indenture, lease or instrument binding upon the Borrower or the General Partner or their respective properties or other assets or (iii) result in the creation or imposition of any Liens on their respective properties other than as permitted under the Credit Agreement.

     (e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the General Partner of this Amendment.

     (f) Representations and Warranties in the Credit Agreement. The Borrower and the General Partner confirm that as of the Amendment Effective Date the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default has occurred and is continuing.

                           (g) Subsidiaries. As of the Amendment Effective Date,
the Borrower has no Subsidiaries.

                  SECTION 4.  Miscellaneous.

     (a) Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

     (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any of the other Loan Documents.

                                    (iii)  Upon  the  conditions  precedent  set
forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                           (b) Fees and  Expenses.  The Borrower and the General
Partner acknowledge that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.04 of the Existing Credit Agreement.

     (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                           (d)  Counterparts.  This Amendment may be executed in
one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

     (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.


FERRELLGAS, L.P., a Delaware limited partnership

By: FERRELLGAS, INC.
Its: General Partner

By: /s/ Kevin T. Kelly
Name: Kevin T. Kelly
Title: Chief Financial Officer

FERRELLGAS, INC.


By: /s/ Kevin T. Kelly
Name: Kevin T. Kelly
Title: Chief Financial Officer

ADMINISTRATIVE AGENT

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent


By: /s/ Daryl G. Patterson
Name: Daryl G. Patterson
Title: Vice President

BANKS

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


By: /s/ Daryl G. Patterson
Name: Daryl G. Patterson
Title: Vice President



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NATIONSBANK, N.A.


By: /s/ Daryl G. Patterson
Name: Daryl G. Patterson
Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ Charles D. Kirkham
Name: Charles D. Kirkham
Title: Vice President

THE BANK OF NEW YORK


By: /s/ David Shedd
Name: David Shedd
Title: Vice President

THE BANK OF NOVA SCOTIA


By: /s/ M. D. Smith
Name: M. D. Smith
Title: Agent

PARIBAS


By: /s/ Rosine K. Matthews
Name: Rosine K. Matthews
Title: Vice President


By: /s/ Larry Robinson
Name: Larry Robinson
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Dustin Gaspari
Name: Dustin Gaspari
Title: Assistant Vice President